SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 16, 2003
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                Date of report (Date of earliest event reported)

                             NetScout Systems, Inc.
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             (Exact name of Registrant as specified in its charter)

         Delaware                        0000-26251              04-2837575
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                               310 Littleton Road
                          Westford, Massachusetts 01886
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                    (Address of Principal Executive Offices)

                                 (978) 614-4000
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               Registrant's telephone number, including area code

                         Exhibit Index Located on Page 4

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Financial statements of businesses acquired. Not applicable.

      (b) Pro forma financial information. Not applicable.

      (c) Exhibits.

Exhibit No.   Description
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99.1          Press release dated July 16, 2003.

Item 9. Regulation FD Disclosure. (The information below is being furnished under Item 12. Results of Operations and Financial Condition.)

      This Current Report on Form 8-K of NetScout Systems, Inc. ("NetScout") is intended to be furnished under "Item 12. Results of Operations and Financial Condition" but is instead furnished under "Item 9. Regulation FD Disclosure" in accordance with Securities and Exchange Commission Release No. 33-8216. The following information and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

      On July 16, 2003, NetScout issued a press release and plans to hold a conference call regarding its financial results for the quarter ended June 30, 2003. NetScout's press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Use of Non-GAAP Financial Information

      To supplement the financial measures presented in NetScout's press release in accordance with accounting principles generally accepted in the United States ("GAAP"), NetScout also presents non-GAAP measures of net loss per share, which are adjusted from results based on GAAP to exclude non-cash acquisition and equity-based charges, namely costs associated with NetScout's acquisition of NextPoint Networks, Inc. in July 2000 and costs associated with stock-based compensation. NetScout believes these non-GAAP financial measures enhance the user's overall understanding of NetScout's current financial performance and NetScout's prospects for the future and, additionally, uses these non-GAAP financial measures for the general purpose of analyzing and managing its business. Specifically, NetScout believes the non-GAAP financial measures provide useful information to both management and investors by excluding certain charges that NetScout believes are not indicative of its core operating results. In addition, NetScout believes that the investment community has historically used its non-GAAP financial results to evaluate its financial performance, and NetScout has historically reported both GAAP and non-GAAP results to the investment community. The presentation of this additional information is not meant to be considered superior to, in isolation from or as a substitute for results prepared in accordance with GAAP.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NETSCOUT SYSTEMS, INC.

Date: July 16, 2003                       By: /s/ David P. Sommers
                                              ----------------------------------
                                              David P. Sommers
                                              Chief Financial Officer and Senior
                                              Vice President, General Operations

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                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press release dated July 16, 2003.